Exhibit 31.4

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kai-Hsiang Lin, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Naked Brand Group Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 31, 2016

/s/ Kai-Hsiang Lin
Kai-Hsiang Lin
Vice President of Finance
(Principal Financial Officer and
Principal
Accounting Officer)